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                        SUPPLEMENT DATED MARCH 23, 1998
                     TO PROSPECTUS DATED JANUARY 30, 1998
                                      OF
                             WM PRIME INCOME FUND
                               FORMERLY KNOWN AS
                           SIERRA PRIME INCOME FUND
                                 P.O. BOX 5118
                      WESTBORO, MASSACHUSETTS  01581-5118


The Prospectus, dated January 30, 1998, as supplemented to date, for the Class A Common Shares of the Sierra Prime Income Fund (the "Fund") is hereby amended and supplemented as follows:

The name of the Fund is the WM Prime Income Fund.

WM Advisors, Inc., formerly known as Composite Research & Management Co. ("WM Advisors") is now the investment advisor for the Fund. Van Kampen is still the sub-advisor for the Fund. The individual with primary responsibility for the day-to-day management of the Fund is unchanged. WM Shareholder Services, Inc., formerly known as Murphey Favre Securities Services, Inc., an affiliate of WM Advisors, is now the transfer agent and administrator for the Fund. WM Funds Distributor, Inc., formerly known as Composite Funds Distributor, Inc., is now the Distributor of the Fund.

              PLEASE RETAIN THIS SUPPLEMENT FOR FUTURE REFERENCE